UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2025

Pulse Biosciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37744	46-5696597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1080
Miami, Florida 33131
(Address of Principal Executive Offices) (Zip Code)
510-906-4600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	PLSE	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 13, 2025, Pulse Biosciences, Inc., a Delaware corporation (the “Company”), posted an updated investor presentation on its website. The updated investor presentation (the “Investor Deck”) discloses recent progress in the Company’s ongoing product development programs relating to its proprietary nPulse Vybrance Percutaneous Electrode, its nPulse Cardiac Clamp, and its nPulse Cardiac Catheter. The Company expects to use this updated investor presentation, either in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others. A copy of the Investor Deck is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 7.01. The Investor Deck is also available on the Company’s website at www.pulsebiosciences.com under “Investors.”

Except for the Investor Deck, information contained on, or accessible through, the Company’s website is not a part of, and is not incorporated by reference in, this Current Report on Form 8-K. The information contained in the Investor Deck itself is summary information only and it contains forward looking statements that are subject to risks and uncertainties, including those set forth in the Company’s filings with the U.S. Securities and Exchange Commission. Also, the information in the Investor Deck is as of November 2025, and the Company undertakes no obligation to publicly update or revise the information contained in the Investor Deck or this Item 7.01, except as required by law, although it made do so from time to time.

The information contained in Item 7.01 to this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly stated otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Investor Deck, dated November 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PULSE BIOSCIENCES, INC.

Date: November 13, 2025	By:	/s/ Paul A. LaViolette
Paul A. LaViolette
Chief Executive Officer (Principal Executive Officer)